Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill	GOODWILL

The disclosure in this note applies to AEP only.

The changes in AEP’s carrying amount of goodwill for the years ended December 31, 2019 and 2018 by operating segment are as follows:

	Corporate and Other	Generation & Marketing	AEP Consolidated
	(in millions)
Balance as of December 31, 2017	$37.1	$15.4	$52.5
Impairment Losses	—	—	—
Balance as of December 31, 2018	37.1	15.4	52.5
Impairment Losses	—	—	—
Balance as of December 31, 2019	$37.1	$15.4	$52.5

In the fourth quarters of 2019 and 2018, annual impairment tests were performed.  The fair values of the reporting units with goodwill were estimated using cash flow projections and other market value indicators.  There were no goodwill impairment losses.  AEP does not have any accumulated impairment on existing goodwill.